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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2002



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

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
           Delaware                        001-15149                          42-0991521
(State or other jurisdiction        (Commission File Number)      (IRS Employer Identification No.)
      of incorporation)
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
          2140 Lake Park Blvd.
           Richardson, Texas                                             75080
(Address of principal executive offices)                              (Zip Code)
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       Registrant's telephone number, including area code: (972) 497-5000
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Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            99.1 Press release issued by the Company dated October 22, 2002.

Item 9. Regulation FD Disclosure.

            On October 22, 2002, Lennox International Inc. (the "Company") issued a press release reporting financial results for the quarter ended September 30, 2002. A copy of the Company's press release dated October 22, 2002, which is included herewith as Exhibit 99.1 and incorporated by reference to this Current Report on Form 8-K, is being furnished under this Item 9 in accordance with the provisions of Regulation FD (17 CFR Sections 243.100 et. seq.).
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LENNOX INTERNATIONAL INC.


Date:  October 22, 2002               By: /s/ RICHARD A. SMITH
                                          -------------------------------------
                                          Name:  Richard A. Smith
                                          Title: Executive Vice President,
                                          Chief Financial Officer and Treasurer
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                               Index to Exhibits

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Exhibit
  No.       Description
  ---       -----------
   99.1     Press release issued by the Company dated October 22, 2002.
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